Exhibit 10.6.2

John Richard

[XXXXXXXXXXXX]

1 March 2019

Dear John

Letter of Amendment to Consultancy Agreement between Mereo BioPharma Group plc (“Mereo”) and John Richard & Associates LLC (“JRA”) dated 23 January 2019 (“Agreement”)

We write to confirm the following amendment as permitted by Clause 10 of the Agreement.

It is agreed between Mereo and JRA that Appendix 2 of the Agreement is amended as follows:

The following clause is deleted:

“Retainer: The Company will pay Consultant a retainer of $25,550 per month”

and is replaced by:

“Retainer: The Company will pay Consultant a retainer of $26,316 per month”

The change shall be effective from 1 January 2019

Please confirm receipt and acceptance of this letter by signing, dating and returning the enclosed copy.

Yours sincerely

/s/ Denise Scots-Knight

Denise Scots-Knight

Chief Executive Officer

Mereo BioPharma Group plc

Mereo BioPharma Group plc

4th Floor, 1 Cavendish Place

London, W1G 0QF

T: +44 (0) 3330237300

www.mereobiopharma.com

Mereo Biopharma Group plc is company registered in England and Wales under number 9481161 whose registered office is at 4th Floor, 1 Cavendish Place, W1G 0QF.

John Richards & Associates LLC acknowledge receipt of this letter:

Signed: /s/ John Richard

Name: John Richard

Date: 1 March 2019

Mereo BioPharma Group plc

4th Floor, 1 Cavendish Place

London, W1G 0QF

T: +44 (0) 3330237300

www.mereobiopharma.com

Mereo Biopharma Group plc is company registered in England and Wales under number 9481161 whose registered office is at 4th Floor, 1 Cavendish Place, W1G 0QF.